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CUSIP No. 15100A104                                                  Page 1 of 2


                                    Exhibit 1

                             JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree, as of February 22, 2007, that only one statement containing the information required by Schedule 13G, and each amendment thereto, need be filed with respect to the ownership by each of the undersigned of shares of common stock of Celebrate Express Inc., and such statement to which this Joint Filing Agreement is attached as Exhibit 1 is filed on behalf of each of the undersigned.

                                             MIDWOOD CAPITAL PARTNERS, L.P.

                                             By: Midwood Capital Management LLC
                                                      General Partner

                                             By: /s/ David E. Cohen
                                             -----------------------------------
                                             David E. Cohen
                                             Manager



                                             MIDWOOD CAPITAL
                                             PARTNERS QP, L.P.

                                             By: Midwood Capital Management LLC
                                                      General Partner

                                             By: /s/ David E. Cohen
                                             -----------------------------------
                                             David E. Cohen
                                             Manager



                                             MIDWOOD CAPITAL
                                             MANAGEMENT LLC

                                             By: /s/ David E. Cohen
                                             -----------------------------------
                                             David E. Cohen
                                             Manager



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CUSIP No. 15100A104                                                  Page 2 of 2



                                             /s/ David E. Cohen
                                             -----------------------------------
                                             David E. Cohen



                                             /s/ Ross D. DeMont
                                             -----------------------------------
                                             Ross D. DeMont